UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 6, 2023

TAUTACHROME, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	84-2340972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 6, 2023 the Company filed a new provisional patent application titled “Adaptive Self-Protective Digital Asset for Robust Internal Content Capture Protection”. Filing as provisional patents allows for patent pending designations and secured filing dates while allowing ample time for our patent attorney to prepare the final submissions.

This innovation introduces a self-protective digital asset that actively prevents unauthorized content capture attempts from within. Utilizing advanced algorithms and real-time user behavior analysis, it delivers robust protection while maintaining a seamless user experience. The pioneering digital asset emphasizes compatibility, seamless integration, and customization, providing a groundbreaking solution to safeguard digital content against unauthorized capture.

The company believes that this innovation will have a substantial effect on the future of digital imagery.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME, INC.

Date: April 6, 2023	By:	/s/ David LaMountain
David LaMountain
CEO

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